77O Transactions effected pursuant to Rule 10f-3
Columbia Fixed Income Securities Fund (Fund)

On April 1, 2004, Columbia Fixed Income Securities Fund (Fund) purchased 40,000 par value of common stock notes of Warner Music Group (Securities) for a total purchase price of $40,000.00 from Deutsche Bank AG London to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Fixed Income Securities Fund (Fund)

On April 7, 2004, Columbia Fixed Income Securities Fund (Fund) purchased 225,000 par value of common stock notes of Allied Waste North Amer Inc (Securities) for a total purchase price of $225,000.00 from UBS Securities LLC to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Fixed Income Securities Fund (Fund)

On April 7, 2004, Columbia Fixed Income Securities Fund (Fund) purchased 175,000 par value of common stock notes of Allied Waste North Amer Inc (Securities) for a total purchase price of $175,000.00 from UBS Securities LLC to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Fixed Income Securities Fund (Fund)

On April 29, 2004, Columbia Fixed Income Securities Fund (Fund) purchased 600,000 par value of common stock notes of Triad Hosps Inc (Securities) for a total purchase price of $600,000.00 from Citigroup Global to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Fixed Income Securities Fund (Fund)

On June 24, 2004, Columbia Fixed Income Securities Fund (Fund) purchased 10,000 par value of equity of K2 Inc (Securities) for a total purchase price of $10,000.00 from Chase Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Fixed Income Securities Fund (Fund)

On June 18, 2004, Columbia Fixed Income Securities Fund (Fund) purchased 50,000 par value of common stock notes of Plains Expl & Prodtn Co (Securities) for a total purchase price of $49,739.00 from Lehman Brothers to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Fixed Income Securities Fund (Fund)

On June 22, 2004, Columbia Fixed Income Securities Fund (Fund) purchased 130,000 par value of common stock notes of Pride Intl Inc Del (Securities) for a total purchase price of $129,316.20 from Citigroup Global to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Fixed Income Securities Fund (Fund)

On July 16, 2004, Columbia Fixed Income Securities Fund (Fund) purchased 155,000 par value of common stock notes of Freescale Semiconductor Inc (Securities) for a total purchase price of $155,000.00 from Goldman Sachs & Co to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Fixed Income Securities Fund (Fund)

On August 12, 2004, Columbia Fixed Income Securities Fund (Fund) purchased 75,000 par value of common stock notes of Newfield Expl Co (Securities) for a total purchase price of $75,000.00 from Morgan Stanley Co Inc to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Fixed Income Securities Fund (Fund)

On December 1, 2004, Columbia Fixed Income Securities Fund (Fund) purchased 65,000 par value of common stock notes of Chesapeake Energy Corp (Securities) for a total purchase price of $64,386.40 from Deutsche Banc Alex Brown Instit Fix Inc to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Fixed Income Securities Fund (Fund)

On December 15, 2004, Columbia Fixed Income Securities Fund (Fund) purchased 5,000 par value of common stock notes of Church & Dwight Inc (Securities) for a total purchase price of $5,000.00 from Chase Securities Inc to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Fixed Income Securities Fund (Fund)

On November 8, 2004, Columbia Fixed Income Securities Fund (Fund) purchased 25,000 par value of common stock notes of Citizens Communications Co (Securities) for a total purchase price of $25,000.00 from Chase Securities Inc to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Fixed Income Securities Fund (Fund)

On November 23, 2004, Columbia Fixed Income Securities Fund (Fund) purchased 25,000 par value of common stock notes of Owens Brockway Glass Container (Securities) for a total purchase price of $25,000.00 from Goldman Sachs & Co to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Fixed Income Securities Fund (Fund)

On November 22, 2004, Columbia Fixed Income Securities Fund (Fund) purchased 40,000 par value of bonds of Wynn Las Vegas LLC (Securities) for a total purchase price of $40,000.00 from Deutsche Banc Alex Brown Instit Fix Inc to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.